Exhibit 10.10

FOURTH AMENDED AND RESTATED
LONG-TERM INCENTIVE PLAN

PARTICIPATION AGREEMENT AND CONFIRMATION

Terrence Ronan (“Participant”)

Pursuant to the Fourth Amended and Restated Long-Term Incentive Plan (the “Plan”) of Atlantic Power Holdings, Inc. (“Atlantic Holdings”) dated November 5, 2011 and in consideration of services provided to the Issuer and/or any of its subsidiaries by the Participant, Atlantic Holdings hereby grants to the Participant 6,000 Notional Shares under the Plan.

Capitalized terms not defined in this agreement have the meanings given in the Plan.

Atlantic Holdings and the Participant understand and agree that these Notional Shares are subject to the terms and conditions of the Plan (as they exist on the date hereof), all of which are incorporated into and form a part of this agreement.

DATED April 11, 2013.

ATLANTIC POWER HOLDINGS, INC.

	Per:	/s/ Barry E. Welch
Name: Barry E. Welch
Title: President

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this agreement or acquire any Notional Shares or any other interest in the Plan or the Issuer by expectation of employment or continued employment with the Issuer.

/s/ Terrence Ronan
Signature

Terrence Ronan
Name (please print)